Exhibit A

                            Index Series of the Fund

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Name of Fund                                                 Effective Date
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First Trust Dow Jones Select MicroCap Index(SM) Fund         September 24, 2005
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First Trust Value Line(R) Arithmetic Index Fund
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First Trust Morningstar(R) Dividend Leaders(SM) Index Fund   March 15, 2006
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First Trust NASDAQ-100 Equal Weighted Index(SM) Fund         April 25, 2006
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First Trust NASDAQ-100-Technology Sector Index(SM) Fund      April 25, 2006
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First Trust US IPO Index Fund                                April 13, 2006
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First Trust Ibbotson Core U.S. Equity Allocation Index Fund
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First Trust AMEX(R) Biotechnology Index Fund                 June 23, 2006
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First Trust DB Strategic Value Index Fund                    July 11, 2006
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First Trust Dow Jones Internet Index(SM) Fund                June 23, 2006
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First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund   February 14, 2007
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First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund  February 14, 2007
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First Trust Value Line(R) Equity Allocation Index Fund       October 13, 2006
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First Trust Value Line(R) Dividend Index Fund                October 13, 2006
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First Trust S&P REIT Index Fund                              May 4, 2007
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First Trust ISE-Revere Natural Gas Index Fund                May 7, 2007
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First Trust ISE Water Index Fund                             May 7, 2007
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First Trust ISE Chindia Index Fund                           May 7, 2007
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First Trust Value Line(R) 100 Exchange-Traded Fund           March 21, 2007
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First Trust NASDAQ(R) ABA(R) Community Bank Index Fund       June 25, 2009
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